UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

MultiPlan Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue

New York, New York 10003

(212) 780-2000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

In connection with the expected appointment of Travis Dalton as a Class I Director on or around March 1, 2024 (the “Transition Date” described below in Item 5.02 hereof), on December 28, 2023, the Company’s Investor Rights Agreement was amended to provide for the increase in the number of directors on the Board of Directors of the Company (the “Board”).

The description in this Current Report on Form 8-K of the amendment to the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Investor Rights Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2024, MultiPlan Corporation (the “Company”) announced a succession plan whereby Mr. Dalton will become the Company’s President and Chief Executive Officer succeeding Dale White on or around March 1, 2024.

Mr. White, the Company’s current President and Chief Executive Officer, is expected to continue to serve as President and Chief Executive Officer until Mr. Dalton’s appointment on the Transition Date and to work closely with Mr. Dalton to ensure a smooth transition. On the Transition Date, Mr. White will remain an employee of the Company and be appointed the Executive Chair of the Board. The transition of Mr. White from his role as President and Chief Executive Officer was not the result of any disagreement with the Company, the Company’s management, or any other member of the Board.

In addition, Mark Tabak, the Company’s Non-Executive Chair of the Board, will step down from such role, effective as of the Transition Date. Mr. Tabak will continue to serve as a member of the Board.

Effective as of the Transition Date, the Board, in light of the above transition and on the recommendation of the Nominating and Corporate Governance Committee of the Board, has increased the size of the Board from twelve (12) to thirteen (13) directors (the “Board Size Increase”).

On the Transition Date, Mr. Dalton will be appointed as a Class I Director of the Board to fill the vacancy created by the Board Size Increase, to serve as a director until the Company’s annual meeting of stockholders to be held in 2024 (the “2024 Annual Meeting of Stockholders”) and until his successor has been duly elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal. The Company intends to nominate Mr. Dalton for re-election as a Class I director at the 2024 Annual Meeting of Stockholders.

In connection with Mr. White’s transitioning to Executive Chair of the Board, Mr. White and the Company entered into a Transition Letter, dated December 28, 2023 (the “Transition Letter”), which provides that:

•	Mr. White will be eligible to receive his 2023 annual bonus in accordance with the employment agreement between Mr. White and the Company, dated January 31, 2022 (the “White Employment Agreement”).

•	During continued employment in calendar year 2024, (i) as Chief Executive Officer and President, Mr. White shall be eligible to receive his base salary and a pro-rata portion of his 2024 annual bonus in accordance with the terms of the White Employment Agreement and (ii) on and following the Transition Date, Mr. White shall be eligible to receive: (a) an annual base salary of $487,500, pro-rated for any partial year (the “Executive Chair Base Salary”) and (b) a cash bonus with a target of fifty (50%) percent of the Executive Chair Base Salary, pro-rated for any partial year.

•	Following the cessation of Mr. White’s service as Executive Chair, for so long as he continues to provide services on the Board either as a regular member of the Board or as Non-Executive Chair, Mr. White shall be entitled to receive a $200,000 cash annual retainer.

•	Subject to Mr. White’s continued employment or service on the Board, (i) on the date annual grants are made in fiscal year 2024, he shall be eligible to receive a grant of restricted stock units under the Company’s 2020 Omnibus Incentive Plan (the “Plan”) with a grant date value of $750,000 (the “2024 Equity Grant”) that fully vests on the first anniversary of the grant date and (ii) any other equity awards granted to Mr. White under the Plan shall continue to be eligible to vest, subject to the other terms and conditions of such equity awards; provided that continued service as a director on the Board shall constitute continued employment under the equity awards.

•	Upon the termination of employment with the Company, including as Executive Chair of the Board, and subject to Mr. White’s execution and non-revocation of a customary release of claims and continued compliance with the restrictive covenants set forth in the White Employment Agreement, (i) Mr. White shall be entitled to a lump sum payment equal to $1,500,000 and (ii) the Company shall pay the premium costs under COBRA for Mr. White and his eligible spouse and dependents for eighteen (18) months following termination of employment.

•	Either Mr. White or the Company may terminate Mr. White’s services on the Board for any reason and all payments and benefits under the Transition Letter shall immediately cease; provided that a termination of Mr. White’s services as a director on the Board, other than by the Company for “cause” (as defined in the White Employment Agreement), will constitute a Qualifying Retirement (as defined in the White Employment Agreement) and any portion of the Annual Grants (as defined in the White Employment Agreement), including the 2024 Equity Grant, that would have vested on or prior to the first anniversary of the date of termination, but for such Qualifying Retirement, shall immediately vest upon such Qualifying Retirement.

•	The restrictive covenants set forth in the White Employment Agreement shall continue to apply.

On December 28, 2023, the Company and Mr. Dalton entered into an employment agreement (the “Employment Agreement”) providing for Mr. Dalton’s appointment as President and Chief Executive Officer on the Transition Date. Pursuant to the Employment Agreement, Mr. Dalton is entitled to:

•	an annual base salary of $825,000, subject to adjustment by the Compensation Committee from time to time; provided that no decrease may be made except a proportionate decrease made in connection with Company-wide salary reductions for senior executives, as determined by the Board;

•	a one-time sign-on bonus of $500,000;

•	an annual bonus opportunity with a target amount equal to 125% of his annual base salary, with the annual bonus awards opportunity based on the achievement of performance goals established by the Compensation Committee; and

•	beginning in 2025, an annual equity grant having a grant date fair value of not less than $8,000,000, in an equal mix of time-based and performance-based restricted stock units with the time-based restricted stock units vesting over the four-year period following the applicable date of grant and the performance-based restricted stock units having the same vesting conditions as applicable to other similarly situated executive officers receiving grants at the same time, as determined by the Compensation Committee of the Board.

In addition, on the Transition Date, the Company plans to grant to Mr. Dalton a number of stock options having a Black-Scholes value equal to $5,000,000, with an exercise price equal to the fair market value of a share of the Company’s Class A Common Stock at market close on the Transition Date. The stock options shall vest over a three-year period from the Transition Date, in substantially equal annual installments, subject to his continued employment and the terms and conditions of the Plan and the award agreement evidencing such grant. On or shortly following the Transition Date, the Company plans to grant to Mr. Dalton a number of time-based restricted stock units with a fair market value, as of the Transition Date, of $5,000,000. The restricted sock units shall vest over a two-year period from the Transition Date, in substantially equal annual installments, subject to Mr. Dalton’s continued employment and the terms and conditions of the Plan and the award agreement evidencing such grant.

In the event of a termination of employment by the Company without “cause” (as defined in the Employment Agreement) or by Mr. Dalton for “good reason” (as defined in the Employment Agreement), in each case, subject to his execution of a general release of claims in favor of the Company and continued compliance with the restrictive covenants set forth in the Employment Agreement, Mr. Dalton will receive: (i) a cash payment equal to 1.5 times the sum of his annual base salary and target bonus opportunity, payable in 18 equal monthly installments, (ii) a cash payment equal to the product of (A) his annual bonus otherwise payable to him for the year of the termination, multiplied by (B) a fraction, the numerator of which is the number of days elapsed from the commencement of such fiscal year through the date of termination and the denominator of which is 365 (or 366, as applicable), payable when bonus are paid to other senior executives of the Company, and (iii) payment of, or reimbursement for, COBRA premiums for a period ending on the earlier of 18 months following the termination date and the date he obtains other employment that offers group health benefits. In addition, if such termination occurs in connection with or following a Change in Control (as defined in the Plan), any unvested service-based vesting conditions of outstanding equity awards shall be deemed satisfied.

Pursuant to the terms of the Employment Agreement, Mr. Dalton is subject to non-competition and non-solicitation covenants that apply during his employment and 18 months following termination of employment with the Company, as well as indefinite covenants of confidentiality and non-disparagement.

The description in this Current Report on Form 8-K of the Transition Letter and the Employment Agreement does not purport to be complete and is qualified in their entirety by reference to the full text of the Transition Letter and the Employment Agreement, which are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 4, 2024, the Company issued a press release announcing the foregoing transition, including plans for the appointment of Mr. Dalton as President and Chief Executive Officer to succeed Mr. White and plans for Mr. White’s appointment as Executive Chair of the Board, succeeding Mr. Tabak, the current Chair. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included in this Form 8-K:

10.1	Amendment No. 2 to Investors Rights Agreement, dated as of December 28, 2023, among MultiPlan Corporation and the other parties thereto.
10.2	Transition Letter, dated December 28, 2023, between Multiplan Corporation and Dale White.
10.3	Employment Agreement, dated December 28, 2023, between Multiplan Corporation and Travis Dalton.
99.1	Press Release, dated January 4, 2024, announcing plans for the new President and Chief Executive Officer of the Company.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

Forward-Looking Statements

This Report includes statements that express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, including the discussion of the Company’s succession plans. The forward-looking statements contained in this Report are based on current expectations and beliefs concerning future developments and there can be no assurance that future developments will occur as anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, changes in management’s and the Board’s intentions and those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amendment No. 2 to Investors Rights Agreement, dated as of December 28, 2023, among MultiPlan Corporation and the other parties thereto.
10.2	Transition Letter, dated December 28, 2023, between Multiplan Corporation and Dale White.
10.3	Employment Agreement, dated December 28, 2023, between Multiplan Corporation and Travis Dalton.
99.1	Press Release, dated January 4, 2024, announcing plans for the new President and Chief Executive Officer of the Company.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2024

MultiPlan Corporation

By:	/s/ James M. Head
Name:	James M. Head
Title:	Executive Vice President and Chief Financial Officer